SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         December 31, 2003
                         -----------------
                          Date of Report
                (Date of Earliest Event Reported)

                              COLE, INC.
                              ---------
         (Exact Name of Registrant as Specified in its Charter)

       Utah                    000-31377                  87-0642556
       ----                    ---------                  ----------
(State or other juris-       (Commission File No.)        (IRS Employer
diction of incorporation)                                   I.D. No.)

                        1223 Wilshire Blvd. #912
                     Santa Monica, California 90403
                     ------------------------------
             (Address of Principal Executive Offices)

                         (310) 795-0252
                         --------------
                  Registrant's Telephone Number

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

Exhibit
Number                   Description
------                   -----------

 99                      Press Release dated December 31, 2003

Item 9.  Regulation FD Disclosure

     See Item 7, above.

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COLE, INC.


Date: 12-31-03                   /s/ James P.Doolin
     ---------                   ------------------------
                                 James P. Doolin
                                 President and Director